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                                                                     EXHIBIT 1.1




                             Belco Oil & Gas Corp.

                             Underwriting Agreement

                                                                   March 4, 1998

Goldman, Sachs & Co.,
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
  c/o Goldman, Sachs & Co.
  85 Broad Street
  New York, New York 10004


Ladies and Gentlemen:

         From time to time Belco Oil & Gas Corp., a Nevada corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain shares of its Convertible Preferred Stock, par value $.01 per share (the "Shares"). The Shares specified in such Pricing Agreement are referred to as the "Firm Shares" with respect to such Pricing Agreement and the Shares represented by such Pricing Agreement are referred to as the shares of "Designated Shares" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Company may grant the Underwriters the right to purchase at their election an additional number of Shares, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively referred to as the "Designated Shares". The Designated Preferred Stock may be convertible into shares of Common Stock, par value $.01 per share, of the Company (the "Stock"). The securities so specified, if any, are referred to in such Pricing Agreement as the Designated Securities with respect to such Pricing Agreement.

         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each
Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the terms of the Designated Shares, including the terms on which and terms of the securities into which the Designated Shares will be convertible or exchangeable, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth
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the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement on Form S-3 (File No. 333-42107) (the "Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective, each as amended at the time such part of the registration statement became effective, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares including any amendments or supplements thereto, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case



                                     -2-
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may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                 (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                 (d) The historical and pro forma financial statements, together with related schedules and notes, set forth in or incorporated by reference into the Prospectus comply as to form in all material respects with the requirements of the Act. The historical consolidated financial statements of the Company fairly present the consolidated financial position of the Company at the respective dates indicated and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the respective periods indicated, in each case in accordance with generally accepted accounting principles consistently applied throughout such periods. The pro forma financial statements of the Company set forth in or incorporated by reference into the Prospectus have been prepared on a basis consistent with the historical statements of the Company and its consolidated subsidiaries, except for the pro forma adjustments specified herein, give effect to assumptions made on a reasonable basis and present fairly the pro forma effects of the acquisition by the Company of Coda Energy, Inc. ("Coda"). The other financial and statistical information and data included in the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such historical and pro forma financial statements and the books and records of the Company;

                 (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                 (f) The Company and its subsidiaries have good and defensible title to their interests in oil and gas properties owned by them, good and marketable title to all other real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as





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are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                 (g) The participation agreements, joint development agreements, joint operating agreements, farm- out agreements and other agreements described in the Prospectus relating to the rights of the Company and its subsidiaries with respect to the ownership, lease or operation of oil and gas properties, the acquisition of interests in oil and gas properties or the exploration for, development of or production of oil and gas reserves thereon constitute valid and binding agreements of the Company and its subsidiaries that are parties thereto and, to the best knowledge of the Company, of the other parties thereto, enforceable in accordance with their terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (h) The information underlying the estimates of the reserves of the Company and its subsidiaries, which was supplied by the Company to Miller and Lents, Inc. ("Miller and Lents"), independent petroleum engineers, for purposes of auditing the reserve reports and estimates of the Company, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; Miller and Lents was, as of the date of each reserve report referred to in the Prospectus, and is, as of the date hereof, independent petroleum engineers with respect to the Company; other than normal production of the reserves and intervening spot market product price fluctuations and the Company is not aware of any facts or circumstances that would result in a materially adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Prospectus; estimates of such reserves and present values as described in the Prospectus comply in all material respects to the applicable requirements of Regulation S-X and Industry Guide 2 under the Act;

                 (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each direct and indirect subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or is duly formed and validly existing as a limited partnership, as the case may be, and each such subsidiary has the requisite corporate or partnership power and authority to own, lease and operate its properties and to carry on its business as it is currently being conducted, and each is duly qualified and is in good standing as a foreign corporation or duly registered as a foreign limited partnership, as the case may be, qualified or authorized to do business in each jurisdiction in which it owns, leases or operates properties or conducts any business so as to require such qualification or registration, or is subject to no material liability or disability by reason of the failure to be so qualified or registered in any such jurisdiction;

                 (j) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The shares of Stock initially issuable upon conversion of the Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Shares referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                 (k) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section





                                      -4-
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3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares; except as described in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other equity ownership interest in, the Company; all of the issued shares of capital stock of, or partnership or other equity ownership interests in, each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and ( except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or partnership or other equity ownership interest in, any subsidiary of the Company;

                 (l) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company;

                 (m) The issue and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares and the shares of Stock issuable upon conversion of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                 (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (o)      Neither the Company nor any of its subsidiaries is
(i) in violation of its Articles of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause
(ii) for any such default which would individually or in the aggregate not have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

                 (p) The Company and its subsidiaries (i) are in compliance with all federal, state and local laws and regulations applicable to their respective businesses, operations and properties, (ii) possess all





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permits, licenses or other approvals required of them under such laws and regulations and (iii) are in compliance with the terms and conditions of all such permits, except for any noncompliance with such laws or regulations, failure to possess any such permit or noncompliance with the terms of any such permit which would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

                 (q) The statements set forth in the Prospectus under the caption "Description of Preferred Stock" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Preferred Stock and the Stock, respectively, and under the caption "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

                 (r) Except as set forth in the Prospectus, no holder of any security of the Company has or will have any right to require the registration of such security, by virtue of any transaction contemplated by this Agreement that has not been validly waived;

                 (s) The Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to official notice of issuance;

                 (t) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (u) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                 (v) Ernst & Young LLP, who have certified certain financial statements of Coda and its subsidiaries incorporated by reference into the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

         4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in immediately available funds to the account specified by the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         5. The Company agrees with each of the Underwriters of any Designated Shares:

                 (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and prior to the second anniversary of such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares or the shares of Stock, if any, issuable upon conversion of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                 (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares or the shares of Common Stock, if any, issuable upon conversion of the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement, and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City, as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares or the shares of Stock, if any, issuable upon conversion of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                 (e) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the date which is 90 days after the date of the Pricing Agreement, not to offer to sell, sell, grant any option to purchase or otherwise dispose of any shares of any capital stock of the Company (or securities convertible into, or exchangeable for capital stock of the Company), directly or indirectly, without the prior written consent of Goldman, Sachs & Co., except for (i) grants of stock options by the Company to its officers, directors and employees and the issuance of stock upon exercise of options held by such persons, (ii) shares of capital stock issued by the Company in connection with the acquisition of assets or capital stock of any company engaged in the oil and gas business and
(iii) shares of Common Stock of the Company issuable upon exercise of warrants granted in connection with the acquisition of Coda by the Company;

                 (f) To use its best efforts to list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Shares on the Exchange; and

                 (g) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Stock upon conversion of the Shares.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and the shares of Stock issuable upon conversion under the Act and all other expenses in connection with the preparation, printing and filing of the

Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares and the shares of Stock issuable upon conversion for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Shares; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vi) any fees and expenses in connection with listing the Shares and the Stock;
(vii) the cost of preparing certificates for the Shares; (viii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and
(xi) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                 (b) Counsel for the Underwriters shall have furnished to the Representatives their opinion or opinions (a draft of each such opinion is attached as Annex I(a) hereto), dated each Time of Delivery for such Designated Shares, with respect to the matters covered in paragraphs (i), (ii), (vi), (x),
(xii) and (xiii) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion or opinions (a draft of each such opinion is attached as Annex I(b) hereto), dated each Time of Delivery for such Designated Shares, respectively, in form and substance satisfactory to the Representatives, to the effect that:

                          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                          (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company (including the Designated Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Stock initially issuable upon conversion of the Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Shares, will be duly and validly issued and fully paid and non-assessable, and will conform to the description of the Stock contained in the Prospectus; and the Designated Shares and the Stock conform to the description thereof contained in the Prospectus as amended or supplemented;

                          (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (iv) Each direct and indirect subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or is duly formed and validly existing as a limited partnership, as the case may be; and all of the issued shares of capital stock of, or partnership or other equity ownership interests in, each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (vi) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company;

                          (vii) The issue and sale of the Designated Shares being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties;

                          (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares and the shares of Stock issuable upon conversion of the Shares by the Underwriters;

                          (ix)    Neither the Company nor any of its
         subsidiaries is in violation of its Articles of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                          (x) The statements set forth in the Prospectus under the caption "Description of Preferred Stock" and "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Preferred Stock and the Stock, respectively, and under the caption "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                          (xi) The Company is not an "Investment Company" or an entity "controlled" by an "Investment Company", as such terms are defined in the Investment Company Act;

                          (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                          (xiii) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such

         Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Texas or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                 (d) On the date of the Pricing Agreement for such Designated Shares at a time prior to the execution of the Pricing Agreement with respect to the Designated Shares and at each Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

                 (e) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified certain financial statements of Coda and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                 (f) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, Miller and Lents shall have furnished to the Representatives a letter (a draft of such letter is attached as Annex IV hereto), dated such Time of Delivery, in form and substance satisfactory to the Representatives, confirming that they are independent petroleum engineers with respect to the Company and stating certain conclusions and findings of such firm with respect to the information and other matters covered by its reserve report previously delivered to you;

                 (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares;

                 (h) On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
(ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                 (i) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

                 (j) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange; and

                 (k) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of Robert A. Belfer, Renee E. Belfer, Laurence D. Belfer, Jack Saltz, Saltz Investment Group, Robert
A. Belfer 1983 Grantor Trust, Shiv K. Sharma, Dominick J. Golio, Graham Allison, Daniel C. Arnold, Alan D. Berlin and Georgiana Sheldon-Sharp, substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you; and

                 (l) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request.

                 (m) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         8.      (a)      The Company will indemnify and hold harmless each
Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

                 (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

                 (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9.      (a)      If any Underwriter shall default in its obligation to
purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

                 (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the

Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

                                    Very truly yours,

                                    BELCO OIL & GAS CORP.

                                    By: /s/  ROBERT A. BELFER
                                       ----------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   Chairman of the Board and Chief
                                                Executive Officer





Accepted as of the date hereof:



Goldman, Sachs & Co.
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated



By:  /s/ GOLDMAN, SACHS & CO.
   ---------------------------------
        (Goldman, Sachs & Co.)

                                                                         ANNEX I





                               PRICING AGREEMENT



Goldman, Sachs & Co.
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
  As Representatives of the several
  Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

                                                                   March 4, 1998

Ladies and Gentlemen:

     Belco Oil & Gas Corp., a Nevada corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 4, 1998 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Smith Barney Inc. and
Howard, Weil, Labouisse, Friedrichs Incorporated, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares") consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase. The Designated Preferred Stock are convertible into shares of Common Stock, par value $0.01 per share, of the Company (the "Stock"), as specified in Schedule II to this Agreement. The Securities so specified, if any, are referred to in this Agreement as the Designated Securities with respect to this Agreement. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

     The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        BELCO OIL & GAS CORP.


                                        By:     /s/ ROBERT A. BELFER
                                           -----------------------------------
                                           Name:    Robert A. Belfer
                                           Title:   Chairman of the Board and
                                                    Chief Executive Officer




ACCEPTED AS OF THE DATE HEREOF:

Goldman, Sachs & Co.
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated


By:   /s/ GOLDMAN, SACHS & CO.
   -----------------------------------
         (Goldman, Sachs & Co.)


On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                  MAXIMUM
                                                                  NUMBER OF
                                               TOTAL NUMBER OF OPTIONAL SHARES
                                                FIRM SHARES TO  WHICH MAY BE
UNDERWRITER                                       BE PURCHASED   PURCHASED
---------------------------------------------  --------------- ---------------
Goldman, Sachs & Co. ........................      1,520,000        228,000
Smith Barney Inc. ...........................      1,520,000        228,000
Howard, Weil, Labouisse, Friedrichs .........        760,000        114,000
                                                  ----------     ----------
        Incorporated Total ..................      3,800,000        570,000
                                                  ==========     ==========

                                  SCHEDULE II

TITLE OF DESIGNATED SHARES: 6 1/2% Convertible Preferred Stock, par value $.01 per share

CONVERTIBLE INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, AT AN INITIAL CONVERSION PRICE OF $22.14 (THE EQUIVALENT OF 1.1292 SHARES OF COMMON STOCK FOR EACH SHARE OF PREFERRED STOCK)

NUMBER OF DESIGNATED SHARES:

  Number of Firm Shares:     3,800,000

  Maximum Number of Optional Shares:         570,000

INITIAL OFFERING PRICE TO PUBLIC:

         $25.00 per Share

PURCHASE PRICE BY UNDERWRITERS:

         $24.0625 per Share, provided, however, that the purchase price per Share with respect to 600,000 of the Firm Shares to be sold by the Underwriters to Mr. Belfer and his family will be $24.625 rather than $24.0625.

FORM OF DESIGNATED SHARES:

Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

Federal (same day) funds by wire transfer

TIME OF DELIVERY:

9:00 a.m. (New York City time), March 10, 1998.

CLOSING LOCATION:

  Andrews & Kurth L.L.P.
  425 Lexington Avenue
  New York, New York 10017-3903

  NAMES AND ADDRESSES OF REPRESENTATIVES:

  Goldman, Sachs & Co.
  85 Broad Street
  New York, NY 10004

  Smith Barney Inc.
  388 Greenwich Street
  New York, NY 10013

  Howard, Weil, Labouisse, Friedrichs Incorporated
  1100 Poydras Street
  New Orleans, LA 70163

OTHER TERMS: The Designated Shares will have the other terms as specified in the Prospectus Supplement dated March 4, 1998 to the Prospectus dated December 24, 1997 relating to the Registration Statement (No. 333-42107) of Belco Oil & Gas Corp.

                                                                        ANNEX II

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

    (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

    (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S- K;

    (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the

Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

             (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

             (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

             (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

             (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

    (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in
Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

    All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.

                                                                       ANNEX III

Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

    (i) They are independent certified public accountants with respect to Coda (the "Company") and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

                                                                        ANNEX IV

                         [MILLER AND LENTS LETTERHEAD]

                                 March 4, 1998


Goldman, Sachs & Co.
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
As representatives of the several
   Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10014

Ladies and Gentlemen:

    This letter is written at the request of Belco Oil & Gas Corp. (the "Company"). Reference is made to the Registration Statement on Form S-3 (No. 333-42107) filed by the Company with the Securities and Exchange Commission, as amended to the date hereof (the "Registration Statement").

    In this letter, reference will be made to our letter to the Company dated March 4, 1998, in respect of the Company's reserves as of December 31, 1997 (the "Reserve Letter"), a copy of which has been provided to you.

    In connection with the Registration Statement, we hereby inform you of the following:

    1. We are independent petroleum engineers with respect to the Company. In connection with the Registration Statement and the Reserve Letter, we are not employed on a contingent basis. At the time of preparation of the Reserve Letter, we did not have, and at the date hereof we do not have, any financial interest in the Company. At such time, and at the date hereof, we are not, and are not connected with the Company as, a promoter, underwriter, director, officer or employee.

    2. The letter to the Company attached hereto is a true, correct, and complete copy of the Reserve Letter as provided to the Company on March 4, 1998. We are not aware of any additional information that we believe is necessary to be disclosed in the Reserve Letter in order to prevent the information set forth therein from being misleading as of the date of the reserve information therein (December 31, 1997). Further information regarding the classification and definitions of the reserves shown in the Reserve Letter is included in such letter.

    3. As of the date hereof, nothing has come to our attention which would cause us to revise downward by any material amount any statement made or opinion expressed by us in the Reserve Letter, with respect to our estimates of the oil and gas reserves and future net revenues attributable to the interest of the Company in such properties.

                                                Very truly yours,

                                                MILLER AND LENTS, LTD.


                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

                                PRICING AGREEMENT

Goldman, Sachs & Co.
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
       As Representatives of the several
       Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

                                                                   March 4, 1998

Ladies and Gentlemen:

     Belco Oil & Gas Corp., a Nevada corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 4, 1998 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Smith Barney Inc. and Howard, Weil, Labouisse, Friedrichs Incorporated, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares") consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase. The Designated Preferred Stock are convertible into shares of Common Stock, par value $0.01 per share, of the Company (the "Stock"), as specified in Schedule II to this Agreement. The Securities so specified, if any, are referred to in this Agreement as the Designated Securities with respect to this Agreement. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

     The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                       Very truly yours,

                                       BELCO OIL & GAS CORP.



                                       By:
                                          ----------------------------------
                                          Name:    Robert A. Belfer
                                          Title:   Chairman of the Board and
                                                   Chief Executive Officer


ACCEPTED AS OF THE DATE HEREOF:

Goldman, Sachs & Co.
Smith Barney Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated



By:
   -------------------------------
       (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                  MAXIMUM
                                                                  NUMBER OF
                                               TOTAL NUMBER OF OPTIONAL SHARES
                                                FIRM SHARES TO  WHICH MAY BE
UNDERWRITER                                       BE PURCHASED   PURCHASED
---------------------------------------------  --------------- ---------------
Goldman, Sachs & Co. ........................      1,520,000        228,000
Smith Barney Inc. ...........................      1,520,000        228,000
Howard, Weil, Labouisse, Friedrichs .........        760,000        114,000
                                                  ----------     ----------
        Incorporated Total ..................      3,800,000        570,000
                                                  ==========     ==========

                                   SCHEDULE II

TITLE OF DESIGNATED SHARES: 6 1/2% Convertible Preferred Stock, par value $.01 per share

CONVERTIBLE INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, AT AN INITIAL CONVERSION PRICE OF $22.14 (THE EQUIVALENT OF 1.1292 SHARES OF COMMON STOCK FOR EACH SHARE OF PREFERRED STOCK)


NUMBER OF DESIGNATED SHARES:

   Number of Firm Shares:      3,800,000

   Maximum Number of Optional Shares:          570,000

INITIAL OFFERING PRICE TO PUBLIC:

      $25.00 per Share

PURCHASE PRICE BY UNDERWRITERS:

      $24.0625 per Share, provided, however, that the purchase price per Share with respect to 600,000 of the Firm Shares to be sold by the Underwriters to Mr. Belfer and his family will be $24.625 rather than $24.0625.

FORM OF DESIGNATED SHARES:

Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

Federal (same day) funds by wire transfer

TIME OF DELIVERY:

9:00 a.m. (New York City time), March 10, 1998.

CLOSING LOCATION:

   Andrews & Kurth L.L.P.
   425 Lexington Avenue
   New York, New York 10017-3903

NAMES AND ADDRESSES OF REPRESENTATIVES:

      Goldman, Sachs & Co.
      85 Broad Street
      New York, NY 10004

      Smith Barney Inc.
      388 Greenwich Street
      New York, NY 10013

      Howard, Weil, Labouisse, Friedrichs Incorporated
      1100 Poydras Street
      New Orleans, LA 70163

OTHER TERMS: The Designated Shares will have the other terms as specified in the Prospectus Supplement dated March 4, 1998 to the Prospectus dated December 24, 1997 relating to the Registration Statement (No.
333-42107) of Belco Oil & Gas Corp.